Exhibit 23.5

(Part 1 of 3)

September 24, 2021

Ing. Octavio Romero Oropeza

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

Alcaldía Miguel Hidalgo

11300 Ciudad de México, México

Dear Ing. Octavio Romero Oropeza:

We hereby consent to (a) all references to our firm as set forth under the heading “Experts” in the Registration Statement on Form F-4 filed by Petróleos Mexicanos (the “Form F-4”); (b) all references to our firm as set forth under the headings “Presentation of Information Concerning Reserves,” “Item 4 – Information on the Company – Business Overview – Exploration and Production – Reserves,” and “Item 19 – Exhibits – Documents filed as exhibits to this Form 20-F” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2020 (the “Form 20-F”); and (c) the incorporation by reference in the Form F-4 of our audit letter dated April 14, 2021, describing our audit of the estimates of Petróleos Mexicanos’ proved oil, condensate, natural gas and oil equivalent reserves, as of December 31, 2020, for 37 fields located in the Veracruz business units in the Eastern region of Mexico, which audit letter was originally filed as Exhibit 10.2 (1 of 3) to the Form 20-F. The estimates included in our audit letter were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

GLJ LTD.

/s/ Patrick A. Olenick

Patrick A. Olenick, P. Eng. Vice President

1920, 401 - 9th Ave SW Calgary, AB, Canada T2P 3C5 | tel 403-266-9500 | gljpc.com

Exhibit 23.5

(Part 2 of 3)

September 24, 2021

Ing. Octavio Romero Oropeza

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

Alcaldía Miguel Hidalgo

11300 Ciudad de México, México

Dear Ing. Octavio Romero Oropeza:

We hereby consent to (a) all references to our firm as set forth under the heading “Experts” in the Registration Statement on Form F-4 filed by Petróleos Mexicanos (the “Form F-4”); (b) all references to our firm as set forth under the headings “Presentation of Information Concerning Reserves,” “Item 4 – Information on the Company – Business Overview – Exploration and Production – Reserves,” and “Item 19 – Exhibits – Documents filed as exhibits to this Form 20-F” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2020 (the “Form 20-F”); and (c) the incorporation by reference in the Form F-4 of our audit letter dated April 14, 2021, describing our audit of the estimates of Petróleos Mexicanos’ proved oil, condensate, natural gas and oil equivalent reserves, as of December 31, 2020, for 105 fields located in the Reynosa business units in the Northern region of Mexico, which audit letter was originally filed as Exhibit 10.2 (2 of 3) to the Form 20-F. The estimates included in our audit letter were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

GLJ LTD.

/s/ Patrick A. Olenick

Patrick A. Olenick, P. Eng. Vice President

1920, 401 - 9th Ave SW Calgary, AB, Canada T2P 3C5 | tel 403-266-9500 | gljpc.com

Exhibit 23.5

(Part 3 of 3)

September 24, 2021

Ing. Octavio Romero Oropeza

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

Alcaldía Miguel Hidalgo

11300 Ciudad de México, México

Dear Ing. Octavio Romero Oropeza:

We hereby consent to (a) all references to our firm as set forth under the heading “Experts” in the Registration Statement on Form F-4 filed by Petróleos Mexicanos (the “Form F-4”); (b) all references to our firm as set forth under the headings “Presentation of Information Concerning Reserves,” “Item 4 – Information on the Company – Business Overview – Exploration and Production – Reserves,” and “Item 19 – Exhibits – Documents filed as exhibits to this Form 20-F” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2020, (the “Form 20-F”); and (c) the incorporation by reference in the Form F-4 of our audit letter dated April 14, 2021, describing our audit of the estimates of Petróleos Mexicanos’ proved oil, condensate, natural gas and oil equivalent reserves, as of December 31, 2020, for 39 fields located in the Samaria-Luna and Bellota-Jujo business units in the Southern region of Mexico, which audit letter was originally filed as Exhibit 10.2 (3 of 3) to the Form 20-F. The estimates included in our audit letter were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

GLJ LTD.

/s/ Patrick A. Olenick

Patrick A. Olenick, P. Eng. Vice President

1920, 401 - 9th Ave SW Calgary, AB, Canada T2P 3C5 | tel 403-266-9500 | gljpc.com